INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-50150 of Allstate Life of New York Variable Annuity Account II of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 23, 2001 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 16, 2001 relating to the financial statements of Allstate Life of New York Variable Annuity Account II, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life of New York Variable Annuity Account II), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
May 4, 2001

                                   CONSENT OF
                                 FOLEY & LARDNER








     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Allstate Life of New York Variable Annuity Account II (File No. 333-50150).



                                                  /s/ Foley & Lardner
                                                      FOLEY & LARDNER

Washington, D.C.
May 4, 2001